EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints LuAnn Via, Peter G. Michielutti, Belinda D. Meier and Luke R. Komarek, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2014 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 19th day of February, 2014, by the following person:

/s/ Paul L. Snyder Paul L. Snyder	Director and Board Chairman

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints LuAnn Via, Peter G. Michielutti, Belinda D. Meier and Luke R. Komarek, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2014 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 10th day of February, 2014, by the following person:

/s/ Mark A. Cohn Mark A. Cohn	Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints LuAnn Via, Peter G. Michielutti, Belinda D. Meier and Luke R. Komarek, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2014 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 6th day of February, 2014, by the following person:

/s/ Anne L. Jones Anne L. Jones	Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints LuAnn Via, Peter G. Michielutti, Belinda D. Meier and Luke R. Komarek, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2014 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 7th day of February, 2014, by the following person:

/s/ David A. Levin David A. Levin	Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints LuAnn Via, Peter G. Michielutti, Belinda D. Meier and Luke R. Komarek, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2014 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 10th day of February, 2014, by the following person:

/s/ William F. Sharpe, III William F. Sharpe, III	Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints LuAnn Via, Peter G. Michielutti, Belinda D. Meier and Luke R. Komarek, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2014 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 6th day of February, 2014, by the following person:

/s/ Patricia A. Stensrud Patricia A. Stensrud	Director
POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints Peter G. Michielutti, Belinda D. Meier and Luke R. Komarek her true and lawful attorney-in-fact and agent, acting alone, with full power of substitution and resubstitution, for her in his name, place and stead, in any and all capacities, to sign the 2014 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, acting alone, full power and authority to do and perform to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, each acting alone, or the substitutes for such attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 5th day of February, 2014, by the following person:

/s/ LuAnn Via LuAnn Via	President and Chief Executive Officer (Principal Executive Officer) and a Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints LuAnn Via, Peter G. Michielutti, Belinda D. Meier and Luke R. Komarek, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2014 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 10th day of February, 2014, by the following person:

/s/ Lisa W. Wardell Lisa W. Wardell	Director